EXHIBIT 10.3.10

NINTH AMENDMENT TO

SERVICES AGREEMENT

THIS AMENDMENT (“Amendment”) is made and entered into this 4th day of April, 2002, by and between THE WET SEAL, INC., a Delaware corporation (The “Company”), and KATHY BRONSTEIN (the “Bronstein”).

WITNESSETH:

WHEREAS, the parties entered into a Services Agreement as of December 30, 1988, Amendments thereto dated June, 1990, March 23, 1992, November 17, 1994, January 14, 1995, January 30, 1995, February 2, 1996, February 4, 2001 and the Supplemental Compensation Agreement dated April 1, 2001 and the Termination of Supplemental Compensation Agreement dated April 2, 2002 (all such documents referred herein as the “Services Agreement”);

WHEREAS, the Board of Directors and Compensation Committee have approved the increase of Executive’s Basic Salary as set forth below; and

WHEREAS, the parties named above desire to supplement and amend certain terms of the Services Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Capitalized Terms. Except as otherwise provided herein, capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Services Agreement.

2. Amendments. The Services Agreement is hereby amended as follows:

(A)	From and after February 4, 2002, Bronstein’s Basic Salary shall be Eight Hundred Thousand Dollars ($800,000) per annum, payable semimonthly.

(B)	There shall be no further increases of the Basic Salary, the Allowance percentage and the Profit Adjustment (each as amended) for a period of four years through February 3, 2006, irrespective of the duration of Bronstein’s employment.

Except as amended here herein, the Services Agreement as amended is hereby confirmed and republished in full and acknowledged by the parties to be in full force and affect.

The parties hereto have executed this Amendment as of the day and year first written above.

THE WET SEAL, INC. (“Company”)	Kathy Bronstein (“Bronstein”)

/s/ WALTER LOEB	/s/ KATHY BRONSTEIN
Walter Loeb Chairman of the Compensation Committee	Kathy Bronstein